M Fund, Inc. (the “Corporation”)

Supplement dated November 15, 2018 to the

Summary Prospectus of M International Equity Fund (the “Fund”),

Prospectus and Statement of Additional Information of the Corporation,

each dated May 1, 2018, as amended

At a meeting on November 15, 2018, the Board of Directors of the Corporation approved the appointment of Dimensional Fund Advisors, LP (“DFA”) to replace Northern Cross, LLC as the Sub-Adviser of the Fund, effective on or before December 15, 2018, or earlier if agreed to by M Financial Investment Advisers, Inc., the Adviser to the Fund, and DFA.

Additional information about DFA and the Board of Directors’ rationale for approving DFA as the Sub-Adviser of the Fund will be provided to shareholders in an Information Statement scheduled to mail to shareholders on or before March 15, 2019.

Please retain this Supplement for future reference.